UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 8, 2006

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UNITY WIRELESS CORPORATION

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(Exact Name of Registrant as Specified in Charter)

Delaware	0-30620	91-1940650
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7438 Fraser Park Drive, Burnaby, BC Canada  V5J 5B9

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(Address of Principal Executive Offices) (Zip Code)

(800) 337-6642

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Registrant's telephone number, including area code

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(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_]  Written communications pursuant to Rule 425 under the Securities

Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange

Act (17 CFR 240.14a-12)

[_]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[_]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 9.01.  Financial Statements and Exhibits

(a)  Financial Statements of the Business Acquired

Relating to the acquisition of Avantry Ltd., completed on June 8, 2006, the financial statements required by Item 9.01(a) of Form 8-K are filed as exhibits.

(b)  Pro Forma Financial Information

Relating to the acquisition of Avantry Ltd., completed on June 8, 2006, the pro forma financial statements required by Item 9.01(b) of Form 8-K are filed as exhibits.

(d)  Exhibits

Exhibit	Description
9.1	December 31, 2005 Financial Statements of Avantry Ltd.
9.2	March 31, 2006 Financial Statements of Avantry Ltd.
9.3	Proforma Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY WIRELESS CORPORATION

Registrant

Date:  August 23, 2006

By: /s/ Ilan Kenig

ILAN KENIG

Chief Executive Officer and Principal Executive Officer